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                      LIMITED RECOURSE GUARANTEE, SECURITY
                              AND PLEDGE AGREEMENT

                            Made as of August 7, 1997

                                     Between

                       SEVEN SEAS PETROLEUM COLOMBIA INC.
                               as the "Guarantor"

                                       and

                        MONTREAL TRUST COMPANY OF CANADA,
                            on behalf of the Holders
                             as the "Secured Party"

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
                                TABLE OF CONTENTS

      RECITALS...............................................................1

SECTION 1 --  INTERPRETATION
      1.1   Certain Defined Terms............................................1
            (1)   Adverse Claim..............................................1
            (2)   Agreement..................................................2
            (3)   Collateral.................................................2
            (4)   Corporation................................................2
            (5)   Debenture Maturity Date....................................2
            (6)   Equity Securities..........................................2
            (7)   Event of Default...........................................2
            (8)   Governmental Body..........................................2
            (9)   Holders....................................................2
            (10)  Instruments................................................2
            (11)  Maturity Date..............................................2
            (12)  Note Maturity Date.........................................2
            (13)  Obligations................................................2
            (14)  Pledged Securities.........................................3
            (15)  Security Interest..........................................3
      1.2   Indenture........................................................3

SECTION 2 --  LIMITED RECOURSE GUARANTEE
      2.1   Limited Recourse Guarantee.......................................3
      2.2   Realization on Security Interest.................................3
      2.3   Need Not Exhaust Recourse........................................4
      2.4   Continuing Agreement.............................................4
      2.5   Additional Obligations...........................................4
      2.6   Waiver of Subrogation............................................4
      2.7   Obligations Not Affected.........................................5

SECTION 3 --  GRANT OF SECURITY INTEREST
      3.1   Security Interest................................................6
      3.2   Delivery of Pledged Securities...................................7
      3.3   Attachment of Security Interest..................................7
      3.4   Perfection of Personal Property..................................7
      3.5   Termination of Security Interest. ...............................7

SECTION 4 --  REPRESENTATIONS, WARRANTIES AND COVENANTS
      4.1   Representations and Warranties of the Guarantor..................8
      4.2   Covenants of the Guarantor.......................................9

                                       (i)

SECTION 5 --  DEALING WITH PLEDGED SECURITIES AND REALIZATION
      5.1   Rights and Duties of the Secured Party..........................10
      5.2   Voting Rights...................................................10
      5.3   Payment of Dividends and Interest Payments.  ...................10
      5.4   Default.........................................................11
      5.5   Remedies Upon an Event of Default...............................11
      5.6   Remedies, etc., Cumulative......................................13
      5.7   Consent. .......................................................13
      5.8   Application of Proceeds.........................................13
      5.9   Purchasers of Pledged Collateral................................13
      5.10  Payment of Expenses.............................................13

SECTION 6 --  GENERAL
      6.1   Benefit of the Agreement........................................13
      6.2   Rights and Waivers..............................................14
      6.3   Notice..........................................................14
      6.4   Further Assurances..............................................15
      6.5   Power of Attorney...............................................16
      6.6   Additional Security and Merger..................................16
      6.7   Complete Agreement..............................................16
      6.8   Amendment.......................................................16
      6.9   Severability....................................................16
      6.10  Governing Law...................................................16
      6.11  Paramountcy.....................................................17

SCHEDULES

SCHEDULE 1.1(j)   Pledged Securities
SCHEDULE 3.2      Stock Power/Power of Attorney
SCHEDULE 5.2      Irrevocable Proxy

                                      (ii)

                     LIMITED RECOURSE GUARANTEE, SECURITY
                             AND PLEDGE AGREEMENT


This Agreement is made as of August 7, 1997, between


                              SEVEN SEAS PETROLEUM COLOMBIA INC., a Cayman
                              Islands corporation,
                              as "GUARANTOR"

                                       and

                              MONTREAL TRUST COMPANY OF CANADA, on behalf of the Holders, as "SECURED PARTY"

RECITALS

A. Seven Seas Petroleum Inc., as issuer (the "ISSUER"), has entered into an indenture made as of August 7, 1997 (as amended, supplemented, restated or otherwise modified from time to time, the "INDENTURE") with the Secured Party.

B. To secure due repayment and satisfaction of all of the Issuer's present and future liabilities and obligations under, in respect of or relating to the Instruments and to secure due performance by the Issuer of all of its other present and future obligations under the Indenture and the Instruments, whether absolute or contingent, present or future, of the Issuer to Holders from time to time outstanding (collectively, the "OBLIGATIONS"), the Guarantor has agreed to guarantee the Obligations and, as security therefor, to grant a security interest in and pledge the Collateral to the Secured Party pursuant to this Agreement.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 --  INTERPRETATION

1.1   CERTAIN DEFINED TERMS.  In this Agreement:

(1) ADVERSE CLAIM has the meaning given to it in Section 53(1) of the BUSINESS CORPORATIONS ACT (Ontario).

(2) AGREEMENT means this agreement and all amendments, restatements, modifications and supplements and any exhibits or schedules to any of the foregoing made hereto by written agreement between the Guarantor and the Secured Party.

(3) COLLATERAL means (a) all of Guarantor's membership interest in Cimarrona Limited Liability Company and Esmeralda Limited Liability Company, each an Oklahoma limited liability company, and all rights to vote, approve or consent to any action or matter pertaining to the business of Cimarrona Limited Liability Company and Esmeralda Limited Liability Company; and (b) the Pledged Securities.

(4) CORPORATION means any of the corporations listed on Schedule 1.1(j) and their respective successors.

(5) DEBENTURE MATURITY DATE has the meaning given to it in the Indenture.

(6) EQUITY SECURITIES means all shares, options, warrants, interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited partnership or equivalent entity, whether voting or non-voting or participating or non-participating.

(7) EVENT OF DEFAULT has the meaning given to it in Section 5.4 of this Agreement.

(8) GOVERNMENTAL BODY means any government, parliament, legislature, regulatory authority, agency, tribunal, department, commission, board or court or other law, regulation or rule-making entity (including a Minister of the Crown), national or supra-national, having or purporting to have jurisdiction on behalf of any nation, state, province, municipality or district, or any subdivision thereof, any federal, provincial, state, county, municipal or other Canadian federal, provincial, state or local governmental or regulatory authority, agency, board, body, commission, instrumentality, court or quasi-governmental authority.

(9) HOLDERS has the meaning given to it in the Indenture.

(10) INSTRUMENTS has the meaning given to it under the Indenture.

(11) MATURITY DATE means the Note Maturity Date or the Debenture Maturity Date, as applicable.

(12) NOTE MATURITY DATE has the meaning given to it in the Indenture.

(13) OBLIGATIONS means the obligations and liabilities under this Agreement of the Guarantor to the Holders.

(14) PLEDGED SECURITIES means all issued and outstanding voting and/or Equity Securities of the Corporations owned directly or indirectly by the Guarantor, including, without limitation, the Equity Securities listed in Schedule 1.1(j).

(15) SECURITY INTEREST means any mortgage, hypothec, security interest, pledge, privilege, assignment, lien, charge, whether fixed or floating, encumbrance or other security arrangement of any kind or nature whatsoever whether or not filed, recorded or otherwise perfected under the applicable laws of any jurisdiction.

1.2 INDENTURE. Capitalized terms not defined herein have the meanings given to them in the Indenture

SECTION 2 --  LIMITED RECOURSE GUARANTEE

2.1 LIMITED RECOURSE GUARANTEE. The Guarantor hereby guarantees the payment, and punctual and complete performance by the Issuer of the Obligations to the Holders on demand, the liability of the Guarantor hereunder being limited to the Collateral and any proceeds arising on realization of the Security Interest constituted by Section 3.1 hereunder. Notwithstanding any other provision of this Agreement, the Secured Party shall not have any recourse against the Guarantor under this Agreement save and except for the right to enforce the Security Interest constituted by Section 3.1 and any other rights and remedies of the Secured Party contained herein or at law or equity with respect to the enforcement of the Security Interest constituted by Section 3.1.

2.2 REALIZATION ON SECURITY INTEREST. The guarantee made by the Guarantor hereunder is made for the sole purpose of enabling the Secured Party to obtain an effective pledge and security interest in and to the Collateral, the Agreement being security for payment of the obligations hereunder of the Guarantor to the Holders. Notwithstanding any other provisions hereof:

      (1) the liability of the Guarantor to the Holders is limited to the extent such liability (if any) is required to permit the Secured Party to realize upon the security granted by the Guarantor to the Secured Party pursuant to the Agreement; and

      (2) in the event that the Guarantor shall default in its obligations hereunder, the sole recourse of the Secured Party against the Guarantor shall be with respect to the security granted by the Guarantor to the Secured Party pursuant to the terms of this Agreement, or any amounts received upon the realization of such security pursuant to the terms of this Agreement, and the Secured Party shall not under any circumstances have any right to payment from the Guarantor or against any of its other property or assets.

2.3 NEED NOT EXHAUST RECOURSE. The Secured Party shall not be bound to exhaust its recourse against the Issuer or others or any security it may at any time hold before being entitled to enforce its rights under this Agreement. The Guarantor renounces all benefits of discussion and division.

2.4 CONTINUING AGREEMENT. This Agreement shall be a continuing agreement and shall cover all the Obligations and it shall apply to and secure any ultimate unperformed portion of the Obligations determined without regard to any compromise, arrangement, settlement or release of the Issuer, whether arising by private agreement, pursuant to a reorganization, restructuring or arrangement under applicable statute law, operation of law or otherwise. This Agreement shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or times of any sum or sums of money for the time being due or remaining unpaid to the Holders, and all dividends, compositions, proceeds of security valued and payments received by the Secured Party or any of the Holders from the Issuer or from others or from estates shall be regarded for all purposes as payments in gross without any right on the part of the Guarantor to claim in reduction of the liability under this Agreement the benefit of any such dividends, compositions, proceeds or payments or any collateral held by the Secured Party or any of the Holders or proceeds thereof. This Agreement shall not be affected by the loss of capacity of the Guarantor or by any change in the name of the Issuer, or by the acquisition of the Issuer's business by a corporation, or by any change whatsoever in the objects, capital structure or constitution of the Issuer, or by the Issuer's business being amalgamated with any other corporation, but shall, notwithstanding the happening of any such event, continue to apply in respect of all the Obligations and in this instrument the word "ISSUER" shall include every such firm and corporation.

2.5 ADDITIONAL OBLIGATIONS. The Guarantor's obligations hereunder shall not be affected by any lack or limitation of status or of power, incapacity of the Issuer or that the Issuer may not be a legal or suable entity, or any irregularity, defect or informality in the borrowing or obtaining of such monies, advances, renewals, credits or credit facilities, or any other reason, similar or not, the whole whether or not known to any of the Holders or the Secured Party.

2.6 WAIVER OF SUBROGATION. So long as any of the Obligations are outstanding, the Guarantor waives any right it may have, now or in the future, to be subrogated to the Holders' claims against the Issuer, however arising, whether in law or in equity, by operation of law or otherwise, that might otherwise arise if the security interests created by this Agreement are enforced in whole or in part. The Guarantor confirms that it shall have no claim to any monies or property received or recovered by the Secured Party or any of the Holders unless and until the Obligations are fully and permanently satisfied and performed and that its claims shall be restricted to its claims otherwise arising to any surplus in the hands of the Secured Party or any of the Holders.

2.7 OBLIGATIONS NOT AFFECTED. The obligations of the Guarantor hereunder shall not be affected or impaired by any act, omission, matter or thing whatsoever, occurring before, upon or after any demand for payment hereunder (and whether or not known to the Guarantor, the Secured Party or any of the Holders) which, but for this provision, might constitute a whole or partial defence to a claim against the Guarantor hereunder or might operate to release or otherwise exonerate the Guarantor from any of its obligations hereunder or otherwise affect such obligations, including, without limitation:

      (1) any limitation of status or power, disability, incapacity or other circumstance relating to the Issuer or any other individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Body or other entity of whatever nature (a "PERSON"), including any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding-up or other proceeding involving or affecting the Issuer, the Guarantor or any other Person;

      (2) any irregularity, defect, unenforceability or invalidity in respect of any indebtedness or other obligation of the Issuer, or any other Person under the Indenture or any Instrument;

      (3) any failure of the Issuer or any other Person, whether or not without fault on their part, to perform or comply with any of the provisions of the Indenture or the Instruments or to give notice thereof to the Guarantor;

      (4) the taking or enforcing or exercising or the refusal or neglect to take or enforce or exercise any right or remedy against the Issuer, or any other Person or their respective assets, or the release or discharge of any such right or remedy;

      (5) the granting of time, renewals, extensions, compromises, concessions, waivers, releases, discharges (other than by a complete irrevocable written discharge executed by the Secured Party) and other indulgences to the Issuer or any other Person;

      (6) any amendment, variation, modification, supplement or replacement of the Indenture or any Instrument (other than this Agreement and then only as expressly provided by such amendment, variation, modification, supplement or replacement) or any other document or instrument;

      (7) any change in the ownership, control, name, objects, businesses, assets, capital structure or constitution of the Issuer or any other Person;

      (8)   any merger or amalgamation of the Issuer with any Person or Persons;

      (9) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction or by any present or future action of any Governmental Body or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the obligations of the Issuer under the Indenture or any Instrument or the obligations of the Guarantor under this Agreement;

      (10) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Issuer, the Holders or the Secured Party, or any other person, or which the Issuer may have at any time against any of the Holders or the Secured Party whether in connection with the Indenture, the Instruments or otherwise; and

      (11) any other circumstance (other than by complete and irrevocable payment of the Obligations and by a complete irrevocable written discharge executed by the Secured Party or the Holders) that might otherwise constitute a legal or equitable discharge or defence of the Issuer under the Indenture and the Instruments, or of the Guarantor in respect of any guarantee hereunder.

SECTION 3 --  GRANT OF SECURITY INTEREST

3.1 SECURITY INTEREST. As general and continuing collateral security for the payment and performance of all Obligations, the Guarantor hereby irrevocably mortgages, charges, assigns, transfers, delivers, pledges, hypothecates and grants a security interest to and in favour of the Secured Party in the Collateral, including, without limitation:

      (1) all Pledged Securities, together with any renewals thereof, substitutions therefor and additions thereto and all certificates and instruments evidencing or representing the Pledged Securities; and

      (2) any and all other Equity Securities issued by the Corporations that may at any time be received or receivable by or otherwise distributed to or acquired by the Guarantor in substitution for, or in addition to, or in exchange for, any of the Pledged Securities, including, without limitation, any shares or other securities resulting from the subdivision, consolidation, change, conversion or reclassification of any of the Pledged Securities, the reorganization or amalgamation of any Corporation with any other body corporate, the issuance by the Corporations of any additional Equity Securities, or the occurrence of any event which results in the substitution, addition to, or exchange of the Pledged Securities.

3.2 DELIVERY OF PLEDGED SECURITIES. All certificates, instruments and other documents representing or evidencing the Pledged Securities, duly endorsed in blank for transfer or accompanied by stock powers or powers of attorney duly executed in blank (substantially in the form of the stock power/power of attorney attached as Schedule 3.2) and otherwise in form satisfactory to the Secured Party, shall, forthwith be delivered to and remain in the custody of the Secured Party or its nominee. If at any time or from time to time after the date of this Agreement the Guarantor shall be entitled to receive or shall receive any Equity Securities in any of the Corporations (by purchase, stock dividend or other distribution or as a result of any reclassification, increase or reduction of capital or any reorganization or otherwise) in addition to or in substitution or exchange for those described in Schedule 1.1(j), the Guarantor will forthwith deposit such Equity Securities with the Secured Party and deliver to the Secured Party certificates, instruments or other documents representing such Equity Securities, duly endorsed in blank for transfer or accompanied by a stock power/power of attorney in respect of each such certificate duly executed in blank by the Guarantor, and will at the same time deliver to the Secured Party a certificate (which shall constitute a supplement to Schedule 1.1(j)) executed by the Guarantor describing such Equity Securities and confirming that such securities have been duly pledged to the Secured Party and are subject to the Security Interest granted hereunder. Upon the occurrence of an Event of Default which is continuing, all Pledged Securities may, at the option of the Secured Party, be registered in the name of the Secured Party or its nominee.

3.3 ATTACHMENT OF SECURITY INTEREST. The Guarantor and the Secured Party hereby acknowledge that (1) value has been given and (2) the Guarantor has rights in the Collateral. The Guarantor and the Secured Party agree that the Secured Party's Security Interest in the Collateral shall attach as of the date hereof.

3.4 PERFECTION OF PERSONAL PROPERTY. The Guarantor hereby authorizes the Secured Party to file such financing statements, financing change statements and other documents and do such acts, matters and things as the Secured Party may deem appropriate to perfect on an ongoing basis and continue the Security Interest constituted hereby, to protect and preserve the Collateral and after an Event of Default to realize upon the same and the Guarantor hereby irrevocably constitutes and appoints the officer or officers of the Secured Party from time to time having responsibility for administration of the terms of the Indenture the true and lawful attorney of the Guarantor with full power of substitution, to do any of the foregoing in the name of the Guarantor whenever and wherever it may be deemed necessary or expedient.

3.5 TERMINATION OF SECURITY INTEREST. This Agreement and the Security Interest granted hereunder shall terminate upon final and irrevocable satisfaction of all obligations, indebtedness and liabilities of the Issuer to the Holders under the Indenture. As soon as practicable after such termination, any Collateral then in custody of the Secured Party or its nominee shall be delivered to the Guarantor with all certificates being duly endorsed in blank for transfer or accompanied by a power of attorney/stock power in respect of each such certificate duly executed in blank by the Secured Party.

SECTION 4 --  REPRESENTATIONS, WARRANTIES AND COVENANTS

4.1 REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR. The Guarantor represents and warrants to the Secured Party (upon each of which representations and warranties the Secured Party specifically relies) as follows:

      (1) The Guarantor is the sole legal and beneficial owner and the registered holder of the Collateral, free and clear of any Adverse Claims and any security interest, other than Security Interests under this Agreement and any Security Interests which may arise at law;

      (2) The Guarantor has full power and authority and legal right to enter this Agreement and to grant the limited recourse guarantee and Security Interests contained herein;

      (3) no consent, approval, authorization or other order of any Person and no consent, authorization, approval or other action by, and no notice to or filing with, any Governmental Body is required to be made or obtained by the Guarantor either (a) for the granting of the Security Interest by the Guarantor in, to or of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Guarantor; or (b) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally or as otherwise has been obtained;

      (4) all Equity Securities of any Corporation forming part of the Collateral are and will be, until the Maturity Date, validly issued, fully paid and non-assessable;

      (5) there is no existing agreement, option, right or privilege capable of becoming an agreement or option pursuant to which the Guarantor would be required to sell or otherwise dispose of any of the Collateral;

      (6) the Security Interest granted hereunder will constitute a valid Security Interest in the Collateral upon delivery to the Secured Party of the share certificates representing the Collateral or upon registration of notice thereof in prescribed form under applicable personal property security legislation, if such registration is required in order to perfect a Security Interest in the Collateral, which Security Interest ranks prior to the rights of all other Persons; and

      (7) this Agreement has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally; and (ii) the fact that specific performance and injunctive relief may be given at the discretion of the court.

4.2 COVENANTS OF THE GUARANTOR. The Guarantor covenants to and in favour of the Secured Party that, until all the Obligations are performed or paid in full, it shall:

      (1) assist in maintaining and preserving such Security Interest until the Maturity Date;

      (2) take all actions which, in its reasonable opinion, are necessary to ensure that the Corporations do not issue Equity Securities to any person other than the Guarantor and use all reasonable best efforts to maintain its current ownership interest in Esmeralda Limited Liability Company and to maintain a 50% ownership interest in Cimarrona Limited Liability Company;

      (3) not (and not purport to) sell, give, assign, transfer, pledge, mortgage, charge, hypothecate or otherwise dispose, encumber or deal with, any of its interest in the Collateral or incur or permit to exist any Security Interest on or in the Collateral other than the Security Interest granted under this Agreement, any other Security Interest granted in favour of a financial institution in respect of the incurrence by the Issuer of Senior Debt, provided that (i) the transferee of such Collateral becomes bound to the terms of this Agreement, and (ii) does such other acts and delivers such other documents and legal opinion as may reasonably be required by the Secured Party to ensure that the Secured Party has a valid perfected Security Interest in such Collateral, which Security Interest shall rank prior to the rights of all Persons other than those Persons specified in Section 3.1 of the Indenture and those Persons to whom the Issuer has incurred obligations, indebtedness and liabilities which constitute Senior Debt;

      (4) ensure that at the request of the Secured Party all Collateral shall be registered in the name of the Secured Party or its nominee upon the occurrence of an Event of Default, that any certificates representing the Collateral shall be forthwith delivered to and may remain in the custody of the Secured Party or its nominee, and that all certificates, instruments or other documents representing or evidencing any Collateral acquired or obtained by the Guarantor after the date of this Agreement shall forthwith (and in any event within ten (10) Business Days) after the Guarantor acquires or obtains such Collateral be delivered to, and may remain in the custody of the Secured Party or its nominee; and

      (5) ensure that such stock powers, powers of attorney, board resolutions and similar documents with respect to the Collateral as the Secured Party may reasonably request, satisfactory in form and substance to the Secured Party, shall be delivered to the Secured Party or its nominee from time to time upon request.

SECTION 5 --  DEALING WITH PLEDGED SECURITIES AND REALIZATION

5.1   RIGHTS AND DUTIES OF THE SECURED PARTY.

      (1) The Secured Party shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Secured Party by the terms hereof, together with such powers as are incidental thereto. The Secured Party may execute any of its duties hereunder by or through its employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder.

      (2) The Secured Party and any nominee on its behalf shall be bound to exercise in the holding of the Collateral, the same degree of care as it would exercise with respect to similar property of its own of similar value held in the same place. Neither the Secured Party nor any nominee acting on its behalf, nor any director, officer or employee of the Secured Party shall be liable for any action taken or omitted to be taken by it hereunder or in connection herewith, except for its own gross negligence, wilful misconduct or bad faith. the Secured Party is hereby released from all responsibilities for any depreciation in or loss of value of any part of the Collateral.

5.2 VOTING RIGHTS. So long as no Event of Default has occurred and is continuing, the Guarantor shall be entitled to exercise, in a manner which does not contravene any provision of this Agreement, all voting power from time to time exercisable in respect of the Collateral and any and all other rights with respect to the Collateral, and give consents, waivers and ratification in respect thereof. All such rights of the Guarantor to vote and to give consents, waivers and ratifications shall cease upon the occurrence and during the continuance of an Event of Default and Section 5.5 shall become applicable. The Guarantor agrees following the occurrence of an Event of Default to grant an irrevocable proxy (in the form of the proxy attached as Schedule 5.2) to vote the Collateral from and after the occurrence of an Event of Default and while it continues. Upon the occurrence of an Event of Default and while it continues, the Guarantor shall be prohibited from exercising its voting rights with respect to the Collateral and thereupon all such rights of the Guarantor to vote and give consents, waivers and ratifications shall cease immediately.

5.3   PAYMENT OF DIVIDENDS AND INTEREST PAYMENTS.

      (1) The Guarantor shall be entitled to receive any and all cash dividends or interest payments on the Collateral; and if the Collateral shall have been registered in the name of the Secured Party or its nominee, the Secured Party shall execute and deliver (or cause to be executed and delivered) to the Guarantor all such dividend orders and other instruments as the Guarantor may request for the purpose of enabling the Guarantor to receive the dividends or other payments which the Guarantor is authorized to receive pursuant to this Section 5.3(1).

      (2) The Secured Party shall be entitled to receive directly, and to retain as part of the Collateral:

            (a) all other or additional Equity Securities distributed by way of dividend in respect of the Collateral;

            (b) all other or additional Equity Securities distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

            (c) all other or additional Equity Securities which may be distributed in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization or other disposition of Collateral.

5.4 DEFAULT. An Event of Default as defined under the Indenture shall constitute an Event of Default under this Agreement.

5.5 REMEDIES UPON AN EVENT OF DEFAULT. Upon the occurrence of an Event of Default and while it continues, the Secured Party may, upon such notice to the Guarantor as may be required by applicable law, take all or any of the following actions:

      (1) transfer all or any part of the Collateral into the name of the Secured Party or its nominee;

      (2) vote any or all of the Collateral (whether or not transferred to the Secured Party or its nominee) and give or withhold all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof;

      (3) exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange at its discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any Corporation or upon the exercise by any Corporation or the Secured Party of any right, privilege or option pertaining to any shares of the Collateral, and in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it;

      (4) from time to time realize upon, collect, sell, transfer, assign, give options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof, in such commercially reasonable manner as may seem to it advisable, and for the purposes thereof each and every requirement relating thereto and prescribed by law or otherwise is hereby waived by the Guarantor to the extent permitted by law and the Guarantor agrees that in any offer or sale of any of the Collateral the Secured Party is hereby authorized to comply with any limitation or restriction in connection with such offer or sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, requiring that such prospective bidders and purchasers have certain qualifications, and restricting such prospective bidders and purchasers to persons who will represent their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale of or the purchase by any Governmental Body or official, and the Guarantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Secured Party be liable in any way by reason of the fact that such Collateral are sold in compliance with any such limitation or restriction; and

      (5) purchase any or all of the Collateral, whether in connection with a sale made under the power of sale herein contained or pursuant to judicial proceedings or otherwise;

provided, however, that the Secured Party shall not be bound to deal with the Collateral as aforesaid, and shall not be liable for any loss which may be occasioned by any failure to do so and no action of the Secured Party permitted hereunder shall impair or affect any rights of the Secured Party in and to the Collateral.

            The Guarantor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the SECURITIES ACT (Ontario) (the "SECURITIES ACT") and other applicable securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Guarantor acknowledges and agrees that any such private sale may result in prices and other terms less favourable to the seller than if such sale were a public sale and notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall not be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or under other applicable securities laws, even if the issuer would agree to do so.

5.6 REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Secured Party provided for in this Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. In addition to the rights and remedies provided herein and in addition to any other rights the Secured Party may have at law or in equity, the Secured Party has all the remedies of a secured party under the PERSONAL PROPERTY SECURITY ACT (Ontario) (the "PPSA"). The exercise or beginning of the exercise by the Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof.

5.7 CONSENT. The Guarantor hereby irrevocably approves, authorizes and consents to any sale, transfer or other disposition of any or all of the Collateral by the Secured Party in accordance with the terms of this Agreement.

5.8 APPLICATION OF PROCEEDS. After payment of expenses as provided in Section 5.10, the balance of any proceeds received by the Secured Party in connection with realizing, collecting, selling, transferring, delivering or obtaining payment of the Collateral or any part thereof shall be applied on account of the obligations, indebtedness and liabilities of the Issuer to the Holders in accordance with the Indenture.

5.9 PURCHASERS OF PLEDGED COLLATERAL. Upon any sale of any of the Collateral hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Secured Party or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer or be answerable in any way for the misapplication or non-application thereof.

5.10 PAYMENT OF EXPENSES. The Secured Party may charge on its own behalf and also pay to others all out-of-pocket expenses of the Secured Party and others, including the fees and disbursements of any experts or advisers (including, without limitation, lawyers) retained by the Secured Party, incurred in connection with selling, transferring, delivering or obtaining payment in respect of the sale, transfer or delivery of the Collateral or any part thereof, or in connection with the administration or amendment of this Agreement or incidental to the care, safe keeping or otherwise of any and all of the Collateral and may deduct the amount of such sums from any proceeds of the Collateral.

SECTION 6 --  GENERAL

6.1 BENEFIT OF THE AGREEMENT. This Agreement shall be binding upon the Guarantor and its heirs, executors, administrators, legal or personal representatives, successors and permitted assigns and shall enure to the benefit of and be enforceable by the Secured Party and its successors and assigns. In the event there has been an assignment or transfer by the Secured Party to an assignee or a transferee in accordance with the terms of the Indenture, the Secured Party is authorized to endorse all or any part of the Collateral to such assignee or transferee and such assignee or transferee of such endorsed Collateral shall be entitled to the benefits of this Agreement. This Agreement and the rights of the Secured Party hereunder shall also enure to the benefit of any of the Secured Party's nominees or successors, including upon an Event of Default.

6.2 RIGHTS AND WAIVERS. The Guarantor hereby agrees that, without the necessity of any reservation of rights against the Guarantor and without notice to or further agreement by the Guarantor, any demand for payment of any of the Obligations made by the Secured Party may be rescinded by the Secured Party and the Obligations of the Guarantor or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of set-off or compensation with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Secured Party and any collateral security documents or guarantees or documents in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Secured Party may deem advisable from time to time, and any collateral security at any time held by the Secured Party for the payment of the Obligations may be released in accordance with this Agreement all without the necessity of any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, which will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender, pledge or release. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or non-payment to or upon the Guarantor with respect to the Obligations.

6.3   NOTICE.

      (1) Any notice to the Guarantor under the provisions of this Agreement shall be valid and effective if delivered, or sent by telecopier addressed to the Guarantor at:

            Seven Seas Petroleum Holdings Inc.
            Suite 960
            Three Post Oak Central
            1990 Post Oak Boulevard
            Houston, Texas 77056 U.S.A.

            Attention:    Vice President - Finance
            Telecopier No.: (713) 621-9770

            with a copy to:

            McMillan Binch
            Suite 3800, South Tower
            Royal Bank Plaza
            Toronto, Ontario
            M5J 2J7

            Attention:    James D. Scarlett
            Telecopier No.: (416) 865-7048

and shall be deemed to have been effectively given on the date of delivery if delivered, or the date of sending if sent by telecopier.

      (2) Any notice to the Secured Party under the provisions of this Agreement shall be valid and effective if delivered, or sent by telecopier addressed to the Secured Party at:

            Montreal Trust Company of Canada
            710 - 530 8th Avenue S.W.
            Calgary, Alberta
            T2P 3S8

            Attention:    Manager, Corporate Trust
            Telecopier No.: (403) 267-6598

            with a copy to:

            Yorkton Securities Inc.
            11th Floor
            1055 Dunsmuir Street
            Vancouver, BC
            V7X 1L4

            Attention:    Verlee Webb
            Telecopier No.: (604) 640-0320

and shall be deemed to have been effectively given on the date of delivery if delivered, or the date of sending if sent by telecopier.

6.4 FURTHER ASSURANCES. The Guarantor shall at its expense from time to time, do, execute and deliver, or cause to be done, executed and delivered, all such financing statements, further assignments, documents, acts, matters and things as may be required or deemed advisable by the Secured Party acting reasonably for the purpose of giving effect to this Agreement or for the purpose of establishing compliance with the representations, conditions and warranties and covenants herein contained.

6.5 POWER OF ATTORNEY. The Guarantor hereby irrevocably constitutes and appoints the officer or officers of the Secured Party from time to time having responsibility for administration of the terms of the Indenture the true and lawful attorney of the Guarantor, as and from the happening of an Event of Default and during the continuance thereof, with full power of substitution, to do, make and execute all such statements, assignments, documents, acts, matters or things with the right to use the name of the Guarantor whenever and wherever such officer may deem necessary or expedient and from time to time to exercise all rights and powers and to perform all acts of ownership in respect to the Collateral in accordance with this Agreement.

6.6 ADDITIONAL SECURITY AND MERGER. The Security Interest constituted by this Agreement is in addition and without prejudice to any other security now or hereafter held by the Secured Party. Neither the taking and holding of the Collateral nor the obtaining of any judgment by the Secured Party shall operate as a merger of any Obligation or any other indebtedness or liability of the Guarantor to the Secured Party or to any Holder or operate to prejudice the security constituted by this Agreement.

6.7 COMPLETE AGREEMENT. This Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, commitments, understandings or inducements, whether oral or written, expressed or implied.

6.8 AMENDMENT. Neither this Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated orally nor may any of the Collateral be released, except in accordance with this Agreement or except by an instrument in writing duly signed by or on behalf of the Secured Party hereunder.

6.9 SEVERABILITY. Any provision in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

6.10 GOVERNING LAW. This Agreement is governed by and will be construed and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

6.11 PARAMOUNTCY. To the degree that any provisions contained in this Agreement are inconsistent with those in the Indenture, the provisions of the Indenture shall prevail.

IN WITNESS WHEREOF the Guarantor has executed and delivered this Agreement as a Deed and the Secured Party has executed this Agreement the day and year first above written.


                                           SEVEN SEAS PETROLEUM
                                           COLOMBIA INC., as Guarantor


                                           By: _________________________
                                           Name: _______________________
                                           Title: ______________________



                                           By: _________________________
                                           Name: _______________________
                                           Title: ______________________

                                           MONTREAL TRUST COMPANY OF
                                           CANADA, as Secured Party



                                           By: _________________________   C.S.
                                           Name: _______________________
                                           Title: ______________________



                                           By: _________________________
                                           Name: _______________________
                                           Title: ______________________

                                 SCHEDULE 1.1(J)

                               PLEDGED SECURITIES


                                                     NUMBER OF     PERCENTAGE
                        TYPE OF PLEDGED EQUITY    PLEDGED EQUITY   OF TOTAL
   CORPORATION                SECURITIES            SECURITIES    OUTSTANDING   CERTIFICATE NO.

GHK Company             Common Stock, par value       1,000           100             3
Colombia Inc.           US$0.50 per share


Petrolinson, S.A.       Common Shares, nominal        5,000           100            1-6
                        value US$10.00 per share

                                  SCHEDULE 3.2

                          STOCK POWER/POWER OF ATTORNEY

            FOR VALUE RECEIVED, SEVEN SEAS PETROLEUM COLOMBIA INC. hereby sells, assigns and transfers unto Montreal Trust Company of Canada ______________ shares in the capital of __________________ standing in its name on the books of the said Corporation represented by Certificate No. _________________, herewith, and irrevocably constitutes and appoints _____________________________ as its attorney to transfer such stock on the books of such Corporation with full power of substitution in the premises.

            EXECUTED this ____________ day of ________, ________.

                                    SEVEN SEAS PETROLEUM COLOMBIA INC.



                                    By:_________________________________  C.S.
                                    Name:
                                    Title:


                                    By:_________________________________
                                    Name:
                                    Title:

                                  SCHEDULE 5.2

                                IRREVOCABLE PROXY


            The undersigned agrees to and hereby grants to MONTREAL TRUST COMPANY OF CANADA (the "SECURED PARTY") an irrevocable proxy to vote, or to execute and deliver written consents or otherwise act with respect to, all [SHARES/MEMBERSHIP INTERESTS] in the capital (the "SHARES") of _______________________________ now owned or hereafter acquired by the undersigned as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a [CAYMAN ISLANDS CORPORATION/OKLAHOMA LIMITED LIABILITY COMPANY]. The undersigned hereby affirms that this proxy is given pursuant to a certain limited recourse guarantee, security and pledge agreement dated as of the date hereof made by it in favour of the Secured Party (as amended, supplemented, restated or otherwise modified from time to time, the "PLEDGE") and as such is coupled with an interest and is irrevocable. It is further understood by the undersigned that this proxy is exercisable by the Secured Party only from and after the occurrence of and during the continuance of an Event of Default (as defined in the Pledge) and ending on the Maturity Date (as defined in the Pledge) or otherwise ending only when the Secured Party shall have terminated this proxy in writing.

            THIS PROXY SHALL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE
SHARES.

            Dated as of this _____ day of ________, ________.


                                    SEVEN SEAS PETROLEUM COLOMBIA INC.


                                    By:_________________________________  C.S.
                                    Name:
                                    Title:



                                    By:_________________________________
                                    Name:
                                    Title: